Exhibit 99.2

RLJ Western Asset Public/Private Master Fund, L.P.

(a Delaware limited partnership)

Financial Statements for the Year Ended December 31, 2010 and the period from

November 5, 2009 (Commencement of Operations) to December 31, 2009

and Report of Independent Auditors

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

Investment Manager

Western Asset Management Company

385 E. Colorado Blvd

Pasadena, California 91101

Administrator

The Bank of New York Mellon

Corporate Trust

101 Barclay Street

New York, NY 10286

Custodian

BNY Mellon Asset Servicing

2 Hanson Place, 7th Floor

Brooklyn, NY 11217

Independent Auditors

PricewaterhouseCoopers LLP

350 South Grand Avenue

Los Angeles, California 90071

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

This report is for Partners’ information only. Additional information regarding the RLJ Western Asset Public/Private Master Fund, L.P. may be obtained from the Investment Manager at the address or telephone number provided below:

RLJ Western Asset Public/Private Master Fund, L.P.

c/o Western Asset Management Company

385 E. Colorado Blvd

Pasadena, California 91101

Telephone: (626) 844-9400

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

Report of Independent Auditors

To the General and Limited Partners of

RLJ Western Asset Public/Private Master Fund, L.P.:

In our opinion, the accompanying statements of assets, liabilities and partners’ capital, including the schedules of investments, and the related statements of operations, of changes in partners’ capital and of cash flows present fairly, in all material respects, the financial position of RLJ Western Asset Public/Private Master Fund, L.P. at December 31, 2010 and 2009, and the results of its operations, the changes in its partners’ capital and its cash flows for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the General Partner. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the General Partner, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

April 29, 2011

            PricewaterhouseCoopers LLP, 350 S. Grand Avenue, Los Angeles, CA 90071

            T: (213) 356 6000, F: (813) 637 4444, www.pwc.com/us

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS

DECEMBER 31, 2010

(in U.S. Dollars)

Investments	Par	Interest Rate (%)		Maturity Date	Fair Value
Mortgage-Backed Securities -174.45%
Commercial Mortgage-Backed Securities
United States - 0.94%
Bayview Commercial Asset Trust, Series 2007-5A, Class A2	$16,341,471	1.16		10/25/2037	$14,257,672

Total Commercial Mortgage-Backed Securities (Amortized Cost $13,848,268)					14,257,672

Residential Mortgage-Backed Securities
United States -173.51%
Adjustable Rate Mortgage Trust, Series 2005-10, Class 1A21	4,290,108	3.05		1/25/2036	3,016,709
Adjustable Rate Mortgage Trust, Series 2005-10, Class 3A31	21,643,000	5.29		1/25/2036	17,397,314
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A3	10,580,535	3.06		2/25/2036	4,039,458
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A42	5,249,914	3.06		2/25/2036	2,445,441
Adjustable Rate Mortgage Trust, Series 2005-12, Class 5A1	9,780,752	0.51		3/25/2036	5,458,070
Adjustable Rate Mortgage Trust, Series 2005-3, Class 3A1	4,441,047	4.84		7/25/2035	3,963,017
Adjustable Rate Mortgage Trust, Series 2005-3, Class 7A1	1,133,408	2.87		7/25/2035	960,638
Adjustable Rate Mortgage Trust, Series 2005-5, Class 1A1	5,387,450	2.80		9/25/2035	3,848,158
Adjustable Rate Mortgage Trust, Series 2007-1, Class 1A1	1,260,218	3.06		3/25/2037	661,930
American Home Mortgage Assets, Series 2005-2, Class 1A1	3,481,374	0.80		1/25/2036	1,716,579
American Home Mortgage Assets, Series 2005-2, Class 2A1A	4,746,019	3.15		1/25/2036	2,412,857
American Home Mortgage Assets, Series 2006-2, Class 2A2	14,785,600	0.49		9/25/2046	2,074,331
American Home Mortgage Investment Trust, Series 2004-3, Class 3A	5,478,578	2.26		10/25/2034	4,234,261
American Home Mortgage Investment Trust, Series 2005-1, Class 4A1	1,302,112	2.46		6/25/2045	1,041368
American Home Mortgage Investment Trust, Series 2005-2, Class 5A4C	3,215,000	5.41	*	9/25/2035	2,484,044
American Home Mortgage Investment Trust, Series 2005-SD1, Class 1A1	4,283,716	0.71		9/25/2035	2,504,911
American Home Mortgage Investment Trust, Series 2006-1, Class 12A1	8,322,205	0.46		3/25/2046	5,286,547
American Home Mortgage Investment Trust, Series 2007-A, Class 4A	4,290,575	0.71		7/25/2046	1,462,065
American Home Mortgage Investment Trust, Series 2007-SD2, Class A	1,368,722	0.66		1/25/2047	410,837
Banc of America Alternative Loan Trust, Series 2006-5, Class 3A1	4,287,429	6.00	*	6/25/2046	4,048,992
Banc of America Funding Corp., Series 2004-C, Class 3A1	4,120,802	3.19		12/20/2034	3,444,030
Banc of America Funding Corp., Series 2005-B, Class 2A1	859,333	3.03		4/20/2035	645,041
Banc of America Funding Corp., Series 2005-F, Class 2A1	1,215,749	3.07		9/20/2035	717,121
Banc of America Funding Corp., Series 2005-F, Class 4A1	1,500,446	3.14		9/20/2035	1,198,114
Banc of America Funding Corp., Series 2006-2, Class 2A2	5,000,000	6.25	*	3/25/2036	4,447,970
Banc of America Funding Corp., Series 2006-2, Class 2A20	13,000,000	5.75	*	3/25/2036	11,589,552
Banc of America Funding Corp., Series 2006-5, Class 4A5	6,400,000	6.00	*	9/25/2036	5,509,203
Banc of America Funding Corp., Series 2006-D, Class 6A1	9,163,369	5.60		5/20/2036	6,043,874

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

Investments	Par	Interest Rate (%)	Maturity Date	Fair Value
Residential Mortgage-Backed Securities (continued)
United States (continued)
Banc of America Funding Corp., Series 2006-F, Class 1A1	$23,119,163	4.87	7/20/2036	$20,244,503
Banc of America Funding Corp., Series 2007-A, Class 2A1	8,473,452	0.42	2/20/2047	6,114,553
Banc of America Funding Corp., Series 2007-C, Class 5A1	3,610,673	2.98	5/20/2036	2,795,863
Banc of America Funding Corp., Series 2007-C, Class 7A1	15,873,132	0.47	5/20/2047	11,392,671
Banc of America Mortgage Securities, Inc., Series 2005-12, Class A2	14,821,860	1.16	1/25/2036	12,180,027
Banc of America Mortgage Securities, Inc., Series 2005-C, Class 2A1	2,278,064	2.98	4/25/2035	1,941,150
Banc of America Mortgage Securities, Inc., Series 2005-E, Class 2A7	26,590,000	2.87	6/25/2035	21,528,141
Banc of America Mortgage Securities, Inc., Series 2005-H, Class 2A1	3,626,515	3.18	9/25/2035	3,088,108
Bayview Financial Acquisition Trust, Series 2006-C, Class 2A4	9,585,325	0.54	11/28/2036	5,314,200
Bayview Financial Acquisition Trust, Series 2007-A, Class 2A	16,308,263	0.61	5/28/2037	9,423,208
BCAP LLC Trust, Series 2006-AA2, Class Al	28,166,975	0.43	1/25/2037	16,036,698
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-1, Class 12A5	4,210,659	3.07	4/25/2034	3,685,796
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 1A1	13,082,420	3.31	2/25/2035	10,720,009
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 4A	416,865	4.84	7/25/2034	397,497
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 2A1	7,054,946	3.19	10/25/2034	5,765,894
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A1	3,343,038	3.06	3/25/2035	2,742,568
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-10, Class A3	200,000	2.87	10/25/2035	167,239
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 24A1	883,813	5.59	2/25/2036	636,149
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 2A3	15,000,000	2.87	8/25/2035	13,172,805
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1	1,943,915	2.92	10/25/2036	1,187,114
Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-2, Class 1A1	1,967,035	2.33	12/25/2046	1,374,528
Bear Stearns Alt-A Trust, Series 2004-12, Class 1A1	1,421,224	0.61	1/25/2035	1,166,198
Bear Stearns Alt-A Trust, Series 2004-12, Class 2A1	1,006,372	2.80	1/25/2035	811,743
Bear Stearns Alt-A Trust, Series 2004-12, Class 2A2	7,553,259	3.02	1/25/2035	5,879,261
Bear Stearns Alt-A Trust, Series 2005-1, Class Al	4,970,039	0.54	1/25/2035	3,995,817
Bear Stearns Alt-A Trust, Series 2005-2, Class 2A4	2,987,195	2.92	4/25/2035	2,367,785
Bear Stearns Alt-A Trust, Series 2005-4, Class 24A1	15,312,963	5.25	5/25/2035	13,679,637
Bear Stearns Alt-A Trust, Series 2005-9, Class 25A1	5,547,506	5.55	11/25/2035	4,207,162
Bear Stearns Alt-A Trust, Series 2006-2, Class 23A1	16,129,848	4.89	3/25/2036	8,480,800
Bear Stearns Alt-A Trust, Series 2006-2, Class 24A1	16,930,503	5.63	3/25/2036	10,871,652
Bear Stearns Asset Backed Securities Trust, Series 2004-SD1, Class A2	8,277,882	0.71	12/25/2042	6,790,314
Bear Stearns Asset Backed Securities Trust, Series 2005-AC3, Class 1A1	11,387,104	0.76	7/25/2035	8,092,303
Bear Stearns Asset Backed Securities Trust, Series 2005-AC9, Class A3	18,442,987	0.61	12/25/2035	12,008,856
Bear Stearns Asset Backed Securities Trust, Series 2005-CL1, Class Al	1,925,821	0.76	9/25/2034	1,449,142
Bear Stearns Asset Backed Securities Trust, Series 2005-SD3, Class 1A	25,216,855	0.75	7/25/2035	19,715,797

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

Investments	Par	Interest Rate (%)		Maturity Date	Fair Value
Residential Mortgage-Backed Securities (continued)
United States (continued)
Bear Stearns Asset Backed Securities Trust, Series 2006-AC2, Class 1A1	$13,935,857	0.61		3/25/2036	$7,318,736
CC Mortgage Funding Corp., Series 2004-3A, Class A2	245,159	0.56		8/25/2035	164,717
CC Mortgage Funding Corp., Series 2005-1A, Class A2	371,348	0.46		1/25/2036	261,368
CC Mortgage Funding Corp., Series 2005-2A, Class A2	1,996,976	0.49		5/25/2036	1,333,261
CC Mortgage Funding Corp., Series 2005-3A, Class A2	2,849,517	0.49		7/25/2036	1,830,396
CC Mortgage Funding Corp., Series 2006-2A, Class Al	7,191,790	0.39		4/25/2047	3,688,878
CC Mortgage Funding Corp., Series 2006-2A, Class A2	17,315,108	0.44		4/25/2047	8,834,895
CC Mortgage Funding Corp., Series 2006-3A, Class A2	5,353,007	0.44		8/25/2047	2,489,801
Chase Mortgage Finance Corp., Series 2005-A2, Class 1A5	21,000,000	3.96		1/25/2036	16,628,031
Chase Mortgage Finance Corp., Series 2006-S3, Class 2A1	8,673,198	5.50	*	11/25/2021	8,261,967
Chase Mortgage Finance Corp., Series 2007-S1, Class A4	2,533,815	0.86		2/25/2037	1,900,744
Citigroup Mortgage Loan Trust, Inc., Series 2005-10, Class 1A1A	4,517,820	3.08		12/25/2035	2,975,947
Citigroup Mortgage Loan Trust, Inc., Series 2005-10, Class 1A2A	8,198,249	2.92		12/25/2035	5,053,950
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A3	689,127	4.90		12/25/2035	649,269
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 2A2	2,132,575	5.50	*	11/25/2035	2,066,107
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE4, Class A2D	10,866,000	0.62		10/25/2035	8,581,978
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 2A2A	21,236,533	2.70		6/25/2036	10,517,563
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR5, Class 2A1A	14,029,136	2.92		7/25/2036	6,827,714
Citigroup Mortgage Loan Trust, Inc., Series 2007-6, Class 1A1A	5,516,117	3.06		3/25/2037	2,838,373
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR4, Class 2A1A	1,677,119	3.40		3/25/2037	1,034,274
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5, Class 1A2A	8,638,586	5.40		4/25/2037	5,816,015
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8, Class 1A1A	2,443,032	5.52		8/25/2047	1,868,609
Citigroup Mortgage Loan Trust, Inc., Series 2007-SHL1, Class A	3,807,362	0.66		11/25/2046	1,980,110
Countrywide Alternative Loan Trust, Series 2004-6CB, Class A	1,176,475	0.55		5/25/2034	904,028
Countrywide Alternative Loan Trust, Series 2005-14, Class 3A1	6,902,212	3.34		5/25/2035	3,594,168
Countrywide Alternative Loan Trust, Series 2005-20CB, Class 4A1	3,517,428	5.25	*	7/25/2020	3,270,670
Countrywide Alternative Loan Trust, Series 2005-32T1, Class A3	46,548,908	1.26		8/25/2035	31,407,945
Countrywide Alternative Loan Trust, Series 2005-36, Class 3A1	1,106,504	2.98		8/25/2035	758,648
Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A6	37,652,111	6.89		3/25/2035	6,105,655
Countrywide Alternative Loan Trust, Series 2005-44, Class 1A1	1,842,623	0.59		10/25/2035	1,118,262
Countrywide Alternative Loan Trust, Series 2005-62, Class 2A1	7,171,127	1.33		12/25/2035	4,581,899
Countrywide Alternative Loan Trust, Series 2005-7CB, Class 1A3	27,690,876	6.34		4/25/2035	3,584,664
Countrywide Alternative Loan Trust, Series 2005-J10, Class 1A1	4,268,067	0.76		10/25/2035	3,033,439
Countrywide Alternative Loan Trust, Series 2005-J3, Class 3A1	7,330,157	6.50	*	9/25/2034	7,128,416
Countrywide Alternative Loan Trust, Series 2005-J7, Class 1A1	8,704,402	0.96		7/25/2035	6,150,609

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

Investments	Par	Interest Rate (%)		Maturity Date	Fair Value
Residential Mortgage-Backed Securities (continued)
United States (continued)
Countrywide Alternative Loan Trust, Series 2005-J7, Class 1A2	$10,475,964	4.54		7/25/2035	$1,134,950
Countrywide Alternative Loan Trust, Series 2005-J8, Class 2A1	1,868,552	5.00	*	6/25/2020	1,674,197
Countrywide Alternative Loan Trust, Series 2006-26CB, Class A21	9,884,594	6.89		9/25/2036	1,784,583
Countrywide Alternative Loan Trust, Series 2006-2CB, Class A5	4,115,720	6.84		3/25/2036	745,987
Countrywide Alternative Loan Trust, Series 2006-36T2, Class 1A7	32,347,743	6.25		12/25/2036	23,966,120
Countrywide Alternative Loan Trust, Series 2006-HY10, Class 1A1	12,290,064	5.41		5/25/2036	7,797,997
Countrywide Alternative Loan Trust, Series 2006-HY3, Class 3A1	4,911,676	6.09		4/25/2036	3,309,826
Countrywide Alternative Loan Trust, Series 2006-J8, Class A5	4,114,081	6.00	*	2/25/2037	2,891,985
Countrywide Alternative Loan Trust, Series 2007-3T1, Class 2A1	21,144,575	6.00	*	3/25/2027	17,781,214
Countrywide Alternative Loan Trust, Series 2007-J1, Class 1A2	2,500,000	5.75	*	3/25/2037	1,706,835
Countrywide Asset-Backed Certificates, Series 2005-1, Class AF5A	2,607,000	5.50	*	7/25/2035	2,111,717
Countrywide Asset-Backed Certificates, Series 2005-4, Class AF5B	2,511,000	5.15	*	10/25/2035	1,946,989
Countrywide Asset-Backed Certificates, Series 2007-QH1, Class Al	1,531,744	0.46		2/25/2037	1,025,008
Countrywide Home Equity Loan Trust, Series 2007-GW, Class A	4,637,102	0.81		8/15/2037	3,561,624
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-12, Class 12A1	12,042,094	2.95		8/25/2034	10,002,669
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-23, Class A	3,606,088	2.52		11/25/2034	2,401,121
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 1A2	2,591,967	0.65		2/25/2035	1,471,343
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB4, Class 2A1	5,510,114	2.83		9/20/2034	4,684,969
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB6, Class Al	688,284	3.10		11/20/2034	590,656
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB6, Class A2	15,677,826	3.10		11/20/2034	13,454,036
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-R1, Class 1AF	1,259,832	0.66		11/25/2034	1,121,586
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-R2, Class 1AF1	2,492,123	0.68		11/25/2034	2,178,794
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-18, Class A7	3,718,935	18.81		10/25/2035	4,027,459
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 2A1	875,859	0.58		3/25/2035	555,514
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 1A2	1,229,696	0.55		4/25/2035	798,338
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-7, Class 2A1	3,502,324	0.57		3/25/2035	2,224326
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1	1,132,049	0.56		5/25/2035	736,265
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 2A1	1,296,372	0.48		5/25/2035	785,259
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HY10, Class 1A1	3,413,303	3.37		2/20/2036	1,969,691
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB3, Class 1A1	2,319,833	2.89		6/20/2035	1,640,363
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB6, Class 1A1	7,283,442	2.81		10/20/2035	4,622,342
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB9, Class 1A1	1,243,413	2.51		2/20/2036	723,920
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-J2, Class 3A10	622,176	47.74		8/25/2035	1,180,509

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

Investments	Par	Interest Rate (%)		Maturity Date	Fair Value
Residential Mortgage-Backed Securities (continued)
United States (continued)
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R1, Class 1AF1	$7,176,025	0.62		3/25/2035	$5,915,728
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R1, Class 2A1	993,126	6.00	*	3/25/2035	980,222
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R3, Class AF	24,895,093	0.66		9/25/2035	21,274,898
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-3, Class 2A1	1,626,714	0.51		3/25/2036	1,046,351
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-R2, Class AF1	562,821	0.68		7/25/2036	458,793
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-3, Class A14	2,628,047	0.66		4/25/2037	2,169,734
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR1, Class 2A1	2,424,159	2.58		2/25/2034	2,367,504
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1	461,292	2.92		11/25/2034	450,196
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 12A1	2,375,476	5.25	*	11/25/2020	2,325,777
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 3A3	9,534,542	5.50	*	11/25/2035	7,608,879
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1	3,516,848	5.00	*	8/25/2020	3,423,117
Credit Suisse Mortgage Capital Certificates, Series 2006-7, Class 11A4	10,682,081	7.00	*	8/25/2036	8,510,767
Credit Suisse Mortgage Capital Certificates, Series 2006-7, Class 5A1	9,614,010	0.69		8/25/2036	4,943,476
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1	4,852,038	6.00	*	10/25/2021	4,061,495
CSAB Mortgage Backed Trust, Series 2007-1, Class 1A3A	4,855,984	5.86		5/25/2037	2,794,716
Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2005-AR2, Class 3A1	13,269,769	2.95		10/25/2035	8,482,408
Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2006-AR1, Class 2A1	5,431,964	3.01		2/25/2036	3,421,627
Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2007-1, Class 2A1	32,048,568	0.36		8/25/2037	21,139,108
Downey Savings & Loan Association Mortgage Loan Trust, Series 2006-AR1, Class 2A1A	17,557,462	1.27		4/19/2047	11,990,430
First Franklin Mortgage Loan Asset Backed Certificates, Series 2002-FF4, Class 2A2	1,144,861	1.38		2/25/2033	795,939
First Horizon Alternative Mortgage Securities, Series 2005-AA2, Class 1A1	1,573,038	2.62		3/25/2035	1,336,266
First Horizon Alternative Mortgage Securities, Series 2005-AA6, Class 3A1	13,908,857	2.38		8/25/2035	10,634,267
First Horizon Alternative Mortgage Securities, Series 2007-FA2, Class 1A10	11,078,434	0.51		4/25/2037	5,786,111
First Horizon Asset Securities, Inc., Series 2005-3, Class A5	4,763,287	14.56		6/25/2035	4,880,576
First Horizon Asset Securities, Inc., Series 2005-AR4, Class 2A1	11,652,729	2.88		10/25/2035	9,461,923
First Horizon Asset Securities, Inc., Series 2005-AR5, Class 1A1	853,573	2.80		11/25/2035	717,390
Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1A	2,054,620	0.48		7/25/2030	1,687,208
Greenpoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1	17,257,394	2.33		3/25/2036	11,783,072
Greenpoint Mortgage Funding Trust, Series 2006-AR3, Class 4A1	13,641,194	0.47		4/25/2036	8,245,174
Greenpoint Mortgage Funding Trust, Series 2006-AR4, Class A1A	147,713	0.36		9/25/2046	145,633
Greenpoint Mortgage Funding Trust, Series 2006-AR5, Class A1A	1,643,721	0.34		10/25/2046	1,500,905
Greenpoint Mortgage Funding Trust, Series 2006-AR5, Class A3A1	48,747,160	0.48		10/25/2046	12,428,868
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A3A	68,792,547	0.48		10/25/2046	17,626,301
Greenpoint Mortgage Funding Trust, Series 2007-AR1, Class 1A1A	3,661,136	0.34		2/25/2047	2,765,703

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

Investments	Par	Interest Rate (%)		Maturity Date	Fair Value
Residential Mortgage-Backed Securities (continued)
United States (continued)
Greenpoint Mortgage Funding Trust, Series 2007-AR2, Class 1A1	$849,905	0.39		4/25/2047	$689,948
GSAA Trust, Series 2005-MTR1, Class A5	4,566,000	0.68		10/25/2035	1,312,506
GSAA Trust, Series 2006-10, Class AF3	13,617,225	5.98		6/25/2036	8,722,555
GSAA Trust, Series 2007-6, Class A4	3,920,000	0.56		5/25/2047	2,459,028
GSAA Trust, Series 2007-7, Class A4	2,390,000	0.53		7/25/2037	1,558,249
GSAA Trust, Series 2007-8, Class A3	10,000,000	0.71		8/25/2037	5,561,250
GSAMP Trust, Series 2006-SEA1, Class A	424,680	0.56		5/25/2036	356,606
GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1A3	75,525	8.00	*	1/25/2035	75,933
GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF	4,305,923	0.61		1/25/2035	3,656,771
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1 AF	2,536,371	0.61		3/25/2035	2,131,275
GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1 AF	13,242,962	0.61		9/25/2035	10,986,189
GSMPS Mortgage Loan Trust, Series 2006-RP1, Class 1A2	1,077,450	7.50	*	1/25/2036	995,298
GSMPS Mortgage Loan Trust, Series 2006-RP1, Class 1A4	391,013	8.50	*	1/25/2036	388,318
GSMPS Mortgage Loan Trust, Series 2006-RP2, Class 1AF1	4,452,211	0.66		4/25/2036	3,754,950
GSR Mortgage Loan Trust, Series 2005-6F, Class 2A1	5,254,093	0.56		7/25/2035	4,699,850
GSR Mortgage Loan Trust, Series 2005-8F, Class 2A1	23,980,572	5.50	*	11/25/2035	21,693,952
GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A1	8,152,827	3.47		4/25/2035	6,286,034
GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2	2,222,245	3.47		4/25/2035	1,695,799
GSR Mortgage Loan Trust, Series 2005-AR2, Class 5A1	3,321,825	2.87		4/25/2035	2,946,698
GSR Mortgage Loan Trust, Series 2005-AR3, Class 3A1	8,358,497	2.94		5/25/2035	6,273,177
GSR Mortgage Loan Trust, Series 2005-AR3, Class 4A1	17,839,303	2.94		5/25/2035	12,642,072
GSR Mortgage Loan Trust, Series 2005-AR4, Class 2A1	3,674,657	2.91		7/25/2035	2,747,879
GSR Mortgage Loan Trust, Series 2005-AR4, Class 3A5	2,000,000	2.89		7/25/2035	1,553,784
GSR Mortgage Loan Trust, Series 2005-AR5, Class 1A1	1,580,429	3.04		10/25/2035	1,171,121
GSR Mortgage Loan Trust, Series 2006-10F, Class 4A2	20,215,457	6.39		1/25/2037	4,069,743
Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1A	1,066,707	3.01		1/19/2035	828,129
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A3	3,029,580	0.64		1/19/2035	1,652,263
Harborview Mortgage Loan Trust, Series 2005-15, Class 2A11	2,352,781	0.53		10/20/2045	1,487,412
Harborview Mortgage Loan Trust, Series 2005-4, Class 1A	3,561,316	2.96		7/19/2035	2,245,068
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1A	663,602	0.60		6/20/2035	546,502
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1C	15,352,707	0.71		6/20/2035	10,767,345
Harborview Mortgage Loan Trust, Series 2006-13, Class A	1,740,321	0.44		11/19/2046	935,465
Harborview Mortgage Loan Trust, Series 2006-6, Class 1A1A	18,058,512	2.94		8/19/2036	10,624,238
Homestar Mortgage Acceptance Corp., Series 2004-2, Class AVI	4,555,275	0.61		6/25/2034	3,690,110
HSBC Asset Loan Obligation, Series 2007-AR1, Class 4A1	4,114,276	5.56		1/25/2037	2,714,389

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

Investments	Par	Interest Rate (%)		Maturity Date	Fair Value
Residential Mortgage-Backed Securities (continued)
United States (continued)
Impac Secured Assets Cmn Owner Trust, Series 2005-1, Class 4A	$5,513,935	3.27		7/25/2035	$3,559,466
Impac Secured Assets Cmn Owner Trust, Series 2006-1, Class 1A2B	9,537,335	0.46		5/25/2036	4,179,794
Impac Secured Assets Cmn Owner Trust, Series 2007-1, Class A2	4,560,000	0.42		3/25/2050	2,197,902
IndyMac Inda Mortgage Loan Trust, Series 2007-AR3, Class 1A1	18,376,550	5.67		7/25/2037	14,983,670
IndyMac Inda Mortgage Loan Trust, Series 2007-AR7, Class 1A1	3,358,855	5.87		11/25/2037	2,699,146
IndyMac Index Mortgage Loan Trust, Series 2004-AR1, Class 2A1	1,081,304	0.86		4/25/2034	811,407
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class Al	3,090,070	0.65		12/25/2034	1,955,248
IndyMac Index Mortgage Loan Trust, Series 2004-AR13, Class 1A1	3,120,207	2.83		1/25/2035	2,315,531
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 3A	10,749,391	2.65		8/25/2034	9,224,343
IndyMac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1A	5,080,430	1.12		8/25/2034	3,580,230
IndyMac Index Mortgage Loan Trust, Series 2005-AR1, Class 4A1	5,821,815	2.82		3/25/2035	4,969,286
IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A2	8,818,411	5.05		9/25/2035	7,332,632
IndyMac Index Mortgage Loan Trust, Series 2005-AR3, Class 2A1	1,934,869	2.61		4/25/2035	1,569,405
IndyMac Index Mortgage Loan Trust, Series 2005-AR7, Class 1A1	4,941,699	2.72		6/25/2035	2,544,827
IndyMac Index Mortgage Loan Trust, Series 2006-AR11, Class 1A1	13,587,560	2.88		6/25/2036	7,618,233
IndyMac Index Mortgage Loan Trust, Series 2006-AR14, Class 1A3A	9,803,087	0.46		11/25/2046	2,417,539
IndyMac Index Mortgage Loan Trust, Series 2006-AR15, Class Al	21,377,082	0.38		7/25/2036	11,935,124
IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 1A1B	18,441,122	0.47		4/25/2046	10,739,888
IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 1A2	57,097,344	0.56		4/25/2046	11,331,653
IndyMac Index Mortgage Loan Trust, Series 2006-AR25, Class 4A3	12,870,000	4.75		9/25/2036	5,769,132
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 2A2	23,846,502	0.46		10/25/2036	16,750,260
IndyMac Index Mortgage Loan Trust, Series 2006-AR35, Class 2A1A	8,697,650	0.43		1/25/2037	4,669,160
IndyMac Index Mortgage Loan Trust, Series 2006-AR4, Class A1A	8,358,106	0.47		5/25/2046	5,036,352
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 3A1	14,880,633	5.22		5/25/2036	8,487,705
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 5A1	3,665,042	4.90		5/25/2036	2,297,747
IndyMac Index Mortgage Loan Trust, Series 2006-AR9, Class 3A3	4,323,536	5.33		6/25/2036	3,291,396
IndyMac Index Mortgage Loan Trust, Series 2007-AR15, Class 2A1	2,733,608	5.24		8/25/2037	1,824,454
IndyMac Index Mortgage Loan Trust, Series 2007-AR5, Class 2A1	31,478,143	5.11		5/25/2037	17,478,648
JPMorgan Alternative Loan Trust, Series 2006-A4, Class A7	41,320,000	6.30	*	9/25/2036	21,046,838
JPMorgan Alternative Loan Trust, Series 2006-S3, Class A3A	6,971,000	6.00		8/25/2036	6,103,341
JPMorgan Alternative Loan Trust, Series 2007-A1, Class 3A1	11,045,709	6.13		3/25/2037	7,037,641
JPMorgan Mortgage Trust, Series 2004-A3, Class SF3	848,728	4.28		6/25/2034	822,768
JPMorgan Mortgage Trust, Series 2005-A1, Class 3A2	2,610,986	5.01		2/25/2035	2,315,414
JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4	4,000,000	3.15		8/25/2035	3,164,996
JPMorgan Mortgage Trust, Series 2005-A8, Class 2A3	6,120,000	2.99		11/25/2035	4,711,617

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

Investments	Par	Interest Rate (%)		Maturity Date	Fair Value
Residential Mortgage-Backed Securities (continued)
United States (continued)
JPMorgan Mortgage Trust, Series 2005-ALT1, Class 2A1	$9,717,746	2.90		10/25/2035	$7,069,981
JPMorgan Mortgage Trust, Series 2005-S3, Class 1A1	20,730,117	6.50	*	1/25/2036	14,602,854
JPMorgan Mortgage Trust, Series 2005-S3, Class 2A2	2,722,224	5.50	*	1/25/2021	2,778,220
JPMorgan Mortgage Trust, Series 2006-A6, Class 3A3L	3,000,000	5.54		10/25/2036	2,251,524
JPMorgan Mortgage Trust, Series 2006-S2, Class 1A24	3,359,774	5.00	*	7/25/2036	2,962,125
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A1	4,253,594	5.00	*	7/25/2036	3,951,627
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2	4,807,011	5.88	*	7/25/2036	4,554,576
JPMorgan Mortgage Trust, Series 2007-A4, Class 2A3	9,800,000	5.82		6/25/2037	7,734,405
JPMorgan Mortgage Trust, Series 2007-S2, Class 3A2	4,412,809	6.00	*	6/25/2037	4,292,273
JPMorgan Mortgage Trust, Series 2007-S2, Class 3A3	1,285,340	6.50	*	6/25/2037	1,254,179
JPMorgan Mortgage Trust, Series 2007-S3, Class 2A3	2,524,874	6.00	*	8/25/2022	2,467,713
Lehman Mortgage Trust, Series 2006-1, Class 3A1	25,264,372	1.01		2/25/2036	21,288,998
Lehman Mortgage Trust, Series 2006-1, Class 3A2	25,264,372	4.49		2/25/2036	2,696,823
Lehman Mortgage Trust, Series 2006-3, Class 2A1	34,569,934	0.62		7/25/2036	16,525,431
Lehman Mortgage Trust, Series 2006-3, Class 2A2	25,822,531	6.88		7/25/2036	4,537,313
Lehman Mortgage Trust, Series 2006-7, Class 4A2	7,819,230	7.49		11/25/2036	1,711,227
Lehman Mortgage Trust, Series 2006-9, Class 3A2	10,807,049	6.97		1/25/2037	2,453,121
Lehman XS Trust, Series 2005-5N, Class 1A1	1,879,199	0.56		11/25/2035	1,378,253
Lehman XS Trust, Series 2005-5N, Class 1A2	15,659,990	0.62		11/25/2035	6,297,336
Lehman XS Trust, Series 2005-5N, Class 3A1A	4,087,947	0.56		11/25/2035	3,141,211
Lehman XS Trust, Series 2005-5N, Class 3A2	16,147,705	0.62		11/25/2035	7,269,729
Lehman XS Trust, Series 2005-6, Class 3A3A	3,225,000	5.76		11/25/2035	1,700,807
Lehman XS Trust, Series 2005-7N, Class 1A2A	17,447,369	0.61		12/25/2035	5,707,540
Lehman XS Trust, Series 2005-9N, Class 1A1	901,162	0.53		12/30/2050	558,124
Lehman XS Trust, Series 2006-19, Class A4	31,199,702	0.43		12/25/2036	15,545,563
Lehman XS Trust, Series 2006-20, Class A4	28,422,875	0.43		1/25/2037	12,900,973
Lehman XS Trust, Series 2006-4N, Class A1D1	31,522,446	0.59		4/25/2046	5,127,882
Lehman XS Trust, Series 2007-1, Class WF1	5,301,628	6.13		1/25/2037	3,113,630
Lehman XS Trust, Series 2007-2N, Class 3A3	14,035,608	0.43		2/25/2037	3,142,334
Lehman XS Trust, Series 2007-9, Class 1A1	3,400,457	0.38		6/25/2037	2,146,182
Master Adjustable Rate Mortgages Trust, Series 2004-12, Class 2A1	753,336	2.64		11/25/2034	559,841
Master Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7	5,100,000	2.90		11/21/2034	4,733,310
Master Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1	1,373,868	3.01		4/25/2036	1,084,420
Master Adjustable Rate Mortgages Trust, Series 2006-OA1, Class 4A1	1,490,059	0.47		4/25/2046	876,063
Master Adjustable Rate Mortgages Trust, Series 2007-3, Class 22A4	4,600,000	0.56		5/25/2047	1,594,889

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

Investments	Par	Interest Rate (%)		Maturity Date	Fair Value
Residential Mortgage-Backed Securities (continued)
United States (continued)
Master Alternative Loans Trust, Series 2006-2, Class 2A4	$40,248,843	6.89		3/25/2036	$9,163,829
Master Alternative Loans Trust, Series 2007-1, Class 1A1	16,854,651	0.86		10/25/2036	12,864,481
Master Reperforming Loan Trust, Series 2005-1, Class 1A1	601,523	6.00	*	8/25/2034	596,043
Master Reperforming Loan Trust, Series 2005-2, Class 1A1F	14,450,307	0.61		5/25/2035	11,795,901
Master Reperforming Loan Trust, Series 2006-1, Class 1A1F	11,219,143	0.62		7/25/2035	9,194,368
Master Reperforming Loan Trust, Series 2006-2, Class 1A1	327,567	5.52		5/25/2036	301,860
Master Specialized Loan Trust, Series 2007-1, Class A	1,725,588	0.63		1/25/2037	787,626
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1, Class 2A1	707,648	1.76		10/25/2037	480,302
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A	1,046,633	0.47		2/25/2036	802,199
Merrill Lynch Mortgage Investors, Inc., Series 2005-A5, Class A3	12,800,000	2.75		6/25/2035	10,201,165
Merrill Lynch Mortgage Investors, Inc., Series 2005-A9, Class 1A1	4,420,880	2.56		12/25/2035	3,360,629
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class 2A1	2,969,117	5.89		3/25/2036	1,955,140
Merrill Lynch Mortgage Investors, Inc., Series 2006-OPT1, Class A2C	2,758,157	0.41		8/25/2037	1,552,608
MLCC Mortgage Investors, Inc., Series 2006-1, Class 1A	764,027	2.18		2/25/2036	634,098
Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2	11,934,784	2.93		8/25/2034	10,234,435
Morgan Stanley Mortgage Loan Trust, Series 2005-11AR, Class Al	4,431,186	0.54		1/25/2036	2,345,910
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 2A1	1,074,110	2.66		7/25/2035	749,202
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 3A	10,522,524	2.70		7/25/2035	7,606,922
Morgan Stanley Mortgage Loan Trust, Series 2005-5AR, Class 4A1	2,094,066	5.42		9/25/2035	1,506,061
Morgan Stanley Mortgage Loan Trust, Series 2006-1AR, Class 1A1	7,866,915	0.54		2/25/2036	4,632,771
Morgan Stanley Mortgage Loan Trust, Series 2006-8AR, Class 4A1	2,320,107	2.35		6/25/2036	2,188,972
Morgan Stanley Mortgage Loan Trust, Series 2006-9AR, Class A2	2,751,948	0.41		8/25/2036	1,194,745
Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 4A1	13,612,940	5.56		11/25/2037	9,022,180
Morgan Stanley Mortgage Loan Trust, Series 2007-3XS, Class 1A3A	25,494,135	5.75		1/25/2047	19,273,642
Nomura Asset Acceptance Corp., Series 2004-R1, Class Al	278,297	6.50	*	3/25/2034	279,490
Nomura Asset Acceptance Corp., Series 2004-R2, Class Al	433,018	6.50	*	10/25/2034	442,550
Nomura Asset Acceptance Corp., Series 2005-AP3, Class A5	3,224,208	5.19	*	8/25/2035	2,103,193
Nomura Asset Acceptance Corp., Series 2006-AP1, Class A2	2,972,604	5.52		1/25/2036	2,160,706
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 1A1D	10,000,000	0.64		12/25/2035	5,427,070
Option One Mortgage Loan Trust, Series 2002-1, Class A	3,264,734	0.84		2/25/2032	2,665,590
PHH Alternative Mortgage Trust, Series 2007-2, Class 2A3	9,773,934	1.16		5/25/2037	6,063,983
Prime Mortgage Trust, Series 2006-CL1, Class A1	13,275,604	0.76		2/25/2035	10,875,587
RAAC Series, Series 2006-RP2, Class A	1,070,454	0.51		2/25/2037	770,784
RAAC Series, Series 2006-RP3, Class A	8,251,180	0.53		5/25/2036	5,294,642
RAAC Series, Series 2006-RP4, Class A	2,040,245	0.55		1/25/2046	1,547,747

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

Investments	Par	Interest Rate (%)		Maturity Date	Fair Value
Residential Mortgage-Backed Securities (continued)
United States (continued)
RAAC Series, Series 2007-RP1, Class A	$31,346,756	0.55		5/25/2046	$20,336,865
RAAC Series, Series 2007-RP2, Class A	1,044,875	0.61		2/25/2046	679,998
RAAC Series, Series 2007-RP3, Class A	7,052,335	0.64		10/25/2046	4,351,438
RAAC Series, Series 2007-SP1, Class A2	6,028,000	0.61		3/25/2037	4,886,044
RAAC Series, Series 2007-SP1, Class A3	33,211,000	0.74		3/25/2037	15,570,081
Renaissance Home Equity Loan Trust, Series 2006-2, Class AV3	1,600,000	0.50		8/25/2036	944,302
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB2	2,393,264	3.26		3/25/2035	1,675,721
Residential Accredit Loans, Inc., Series 2005-QA4, Class A41	22,435,500	3.17		4/25/2035	19,925,595
Residential Accredit Loans, Inc., Series 2005-QA7, Class A22	1,551,270	3.18		7/25/2035	1,131,553
Residential Accredit Loans, Inc., Series 2006-QA1, Class A11	12,296,611	3.73		1/25/2036	6,638,043
Residential Accredit Loans, Inc., Series 2006-QA1, Class A21	8,625,106	5.30		1/25/2036	4,797,448
Residential Accredit Loans, Inc., Series 2006-QA10, Class A1	17,024,992	0.45		12/25/2036	8,558,770
Residential Accredit Loans, Inc., Series 2006-QA4, Class A	8,723,622	0.44		5/25/2036	4,307,864
Residential Accredit Loans, Inc., Series 2006-QA6, Class A1	20,424,572	0.45		7/25/2036	10,093,252
Residential Accredit Loans, Inc., Series 2006-QO8, Class 1A1A	283,338	0.35		10/25/2046	279,934
Residential Accredit Loans, Inc., Series 2006-QS4, Class A6	3,645,152	5.24		4/25/2036	508,875
Residential Accredit Loans, Inc., Series 2006-QS8, Class A2	816,042	6.00	*	8/25/2036	554,348
Residential Accredit Loans, Inc., Series 2007-QA1, Class A1	32,952,886	0.40		1/25/2037	17,510,109
Residential Accredit Loans, Inc., Series 2007-QA2, Class A1	15,197,466	0.39		2/25/2037	8,535,641
Residential Accredit Loans, Inc., Series 2007-QA2, Class A3	495,106	0.41		2/25/2037	254,739
Residential Accredit Loans, Inc., Series 2007-QO4, Class A1A	949,728	0.45		5/25/2047	592,324
Residential Asset Mortgage Products, Inc., Series 2004-SL2, Class A4	1,112,439	8.50	*	10/25/2031	1,122,266
Residential Asset Mortgage Products, Inc., Series 2004-SL3, Class A3	830,822	7.50	*	12/25/2031	834,204
Residential Asset Mortgage Products, Inc., Series 2004-SL3, Class A4	1,380,889	8.50	*	12/25/2031	1,409,429
Residential Asset Mortgage Products, Inc., Series 2004-SL4, Class A5	960,119	7.50	*	7/25/2032	955,563
Residential Asset Mortgage Products, Inc., Series 2005-SL1, Class A6	704,512	7.50	*	5/25/2032	689,527
Residential Asset Mortgage Products, Inc., Series 2005-SL1, Class A7	9,888,732	8.00	*	5/25/2032	9,292,995
Residential Asset Mortgage Products, Inc., Series 2007-RS1, Class A4	17,000,000	0.54		2/25/2037	1,902,878
Residential Asset Securitization Trust, Series 2005-A13, Class 1A3	15,846,116	0.73		10/25/2035	11,713,544
Residential Asset Securitization Trust, Series 2005-A13, Class 1A4	15,846,116	4.77		10/25/2035	2,596,400
Residential Asset Securitization Trust, Series 2005-A5, Class A1	11,104,342	0.56		5/25/2035	9,639,846
Residential Asset Securitization Trust, Series 2005-A5, Class A2	36,504,386	4.94		5/25/2035	3,159,283
Residential Asset Securitization Trust, Series 2006-A1, Class 1A6	6,175,797	0.76		4/25/2036	3,818,347
Residential Asset Securitization Trust, Series 2006-Al, Class 1A7	6,175,797	5.24		4/25/2036	812,537
Residential Asset Securitization Trust, Series 2006-A7CB, Class 1A1	4,813,867	0.76		7/25/2036	2,376,813

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

Investments	Par	Interest Rate (%)		Maturity Date	Fair Value
Residential Mortgage-Backed Securities (continued)
United States (continued)
Residential Asset Securitization Trust, Series 2007-A2, Class 1A1	$7,265,253	6.00	*	4/25/2037	$5,247,619
Residential Asset Securitization Trust, Series 2007-A8, Class 1A3	13,027,245	6.00	*	8/25/2037	8,997,879
Residential Funding Mortgage Securities I, Series 2005-SA3, Class 1A	2,662,804	3.03		8/25/2035	2,010,132
Residential Funding Mortgage Securities I, Series 2005-SA5, Class 1A	25,591,162	3.34		11/25/2035	16,170,928
Residential Funding Mortgage Securities I, Series 2006-SA2, Class 4A1	10,809,475	5.87		8/25/2036	9,301,521
Residential Funding Mortgage Securities I, Series 2007-S3, Class 2A1	5,492,698	5.50	*	3/25/2022	5,144,115
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 6A	692,000	2.99		9/25/2034	630,402
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2	4,502,047	2.72		11/25/2034	3,566,044
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 1A2	2,199,763	2.75		12/25/2034	1,731,711
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 5A	1,790,487	5.50	*	12/25/2034	1,634,562
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 1A1	2,660,754	2.69		1/25/2035	1,902,759
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 3A	824,234	2.60		7/25/2034	743,353
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-1, Class 1A1	10,326,401	2.78		2/25/2035	7,437,466
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class 3A	3,702,791	2.65		5/25/2035	2,672,337
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1	9,118,940	2.58		6/25/2035	7,214,960
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-15, Class 1A1	4,203,797	2.62		7/25/2035	2,913,795
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-15, Class 2A1	429,388	5.21		7/25/2035	366,022
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 2A1	1,157,145	0.56		10/25/2035	853,232
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-20, Class 1A1	2,618,399	5.70		10/25/2035	1,804,815
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-20, Class 4A1	843,949	5.72		10/25/2035	665,089
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-4, Class 1A1	11,886,021	2.92		3/25/2035	7,969,993
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-4, Class 3A1	2,393,035	2.84		3/25/2035	1,914,488
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-4, Class 5A	16,992,881	5.48		3/25/2035	15,694,574
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class 1A3	2,308,643	2.79		4/25/2035	1,724,732
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1, Class 5A2	35,530,000	3.31		2/25/2036	22,382,337
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1, Class 7A4	9,203,000	5.62		2/25/2036	5,397,173
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 3A2	6,863,916	5.64		4/25/2036	2,783,057
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 4A1	7,782,655	5.57		5/25/2036	6,045,146
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5A1	7,287,946	5.66		5/25/2036	6,110,235
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6A	12,718,205	5.71		5/25/2036	9,773,241
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8, Class 3A5	23,940,000	5.31		9/25/2036	16,550,943
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 4A2	12,318,000	5.51		4/25/2047	7,347,231
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-5, Class 2A2	23,700,000	5.38		6/25/2037	13,276,622
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7, Class 1A1	9,275,749	0.56		8/25/2037	6,043,086
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1	20,559,746	2.64		12/27/2035	12,366,009

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

Investments	Par	Interest Rate (%)		Maturity Date	Fair Value
Residential Mortgage-Backed Securities (continued)
United States (continued)
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 4A1	$9,405,294	2.48		3/25/2046	$5,636,630
Structured Asset Securities Corp., Series 2003-34A, Class 1A	3,035,219	3.22		11/25/2033	2,702,753
Structured Asset Securities Corp., Series 2005-15, Class 2A7	7,000,000	5.50	*	8/25/2035	6,265,434
Structured Asset Securities Corp., Series 2005-16, Class 1A2	18,500,000	5.50	*	9/25/2035	17,445,093
Structured Asset Securities Corp., Series 2005-2XS, Class 1A5B	14,204,525	4.65		2/25/2035	12,564,584
Structured Asset Securities Corp., Series 2005-4XS, Class 1A4B	1,900,000	5.25	*	3/25/2035	1,310,614
Structured Asset Securities Corp., Series 2005-5, Class 2A2	14,235,000	5.50	*	4/25/2035	11,652,273
Structured Asset Securities Corp., Series 2005-RF1, Class A	1,196,668	0.61		3/25/2035	988,478
Structured Asset Securities Corp., Series 2005-RF2, Class A	964,285	0.61		4/25/2035	820,286
Structured Asset Securities Corp., Series 2005-RF3, Class 1A	2,755,836	0.61		6/25/2035	2,287,630
Structured Asset Securities Corp., Series 2006-GEL3, Class A2	15,780,000	0.49		7/25/2036	11,530,178
Structured Asset Securities Corp., Series 2006-RF3, Class 1A1	1,429,809	6.00	*	10/25/2036	1,411,861
SunTrust Alternative Loan Trust, Series 2005-1F, Class 1A1	27,985,502	0.91		12/25/2035	20,446,516
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1	7,812,573	6.20		9/25/2037	7,274,818
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1	3,329,268	6.18		9/25/2037	3,232,339
Truman Capital Mortgage Loan Trust, Series 2006-1, Class A	1,850,772	0.52		3/25/2036	1,198,650
Wachovia Mortgage Loan Trust LLC, Series 2005-B, Class 2A2	3,714,266	3.08		10/20/2035	3,565,781
Wachovia Mortgage Loan Trust LLC, Series 2005-B, Class 2A3	12,566,000	3.08		10/20/2035	10,783,387
Wachovia Mortgage Loan Trust LLC, Series 2006-A, Class 2A1	26,731,882	3.85		5/20/2036	20,251,913
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class Al	7,880,460	0.34		1/25/2037	4,596,176
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A2	18,431,788	0.44		1/25/2037	10,765,565
WaMu Alternative Mortgage Pass-Through Certificates, Series 2005-10, Class 2A3	19,765,799	1.16		11/25/2035	12,502,441
WaMu Alternative Mortgage Pass-Through Certificates, Series 2005-7, Class 1A6	1,111,755	47.18		9/25/2035	1,697,085
WaMu Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class 5A4	2,311,358	34.02		11/25/2035	2,890,917
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-2, Class 1A2	18,731,700	6.00	*	3/25/2036	14,359,890
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 1A1	2,330,588	0.86		7/25/2036	1,325,004
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR1, Class A1B	2,729,197	0.58		2/25/2036	414,199
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR10, Class A1	6,132,471	0.36		12/25/2036	3,561,010
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR10, Class A3A	17,957,604	0.49		12/25/2036	11,088,318
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR5, Class 4A	1,609,933	1.32		6/25/2046	737,784
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-3, Class A9	36,773,374	6.40		4/25/2037	6,549,154
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-HY1, Class A1	8,987,223	0.35		2/25/2037	5,022,231
WaMu Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A	1,344,941	1.53		11/25/2042	1,189,459
WaMu Mortgage Pass-Through Certificates, Series 2004-AR10, Class A3	5,458,884	0.80		7/25/2044	4,285,693
WaMu Mortgage Pass-Through Certificates, Series 2004-AR12, Class A2B	2,644,167	0.71		10/25/2044	1,646,023

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

Investments	Par	Interest Rate (%)	Maturity Date	Fair Value
Residential Mortgage-Backed Securities (continued)
United States (continued)
WaMu Mortgage Pass-Through Certificates, Series 2004-AR13, Class A1A	$966,710	0.61	11/25/2034	$850,889
WaMu Mortgage Pass-Through Certificates, Series 2005-AR10, Class 1A3	840,000	2.77	9/25/2035	671,325
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A	1,159,278	0.58	8/25/2045	979,838
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1C3	12,696,854	0.77	8/25/2045	7,335,798
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19, Class A1A2	756,588	0.55	12/25/2045	584,507
WaMu Mortgage Pass-Through Certificates, Series 2005-AR5, Class A5	8,073,889	2.70	5/25/2035	7,407,785
WaMu Mortgage Pass-Through Certificates, Series 2005-AR5, Class A6	4,550,000	2.70	5/25/2035	3,773,993
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A4	13,021,717	2.79	8/25/2035	11,034,928
WaMu Mortgage Pass-Through Certificates, Series 2005-AR8, Class 1A1A	617,644	0.53	7/25/2045	518,754
WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A1	5,029,358	5.85	9/25/2036	3,914,198
WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A2	959,964	5.85	9/25/2036	877,582
WaMu Mortgage Pass-Through Certificates, Series 2006-AR11, Class 1A	4,346,454	1.29	9/25/2046	2,843,945
WaMu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 2A3	1,347,495	5.69	10/25/2036	1,095,241
WaMu Mortgage Pass-Through Certificates, Series 2006-AR13, Class 1A	583,380	1.21	10/25/2046	384,582
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A3	23,875,000	5.49	11/25/2036	17,510,952
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A4	33,461,035	5.47	11/25/2036	25,842,694
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 2A3	2,470,000	5.62	11/25/2036	1,808,779
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 1A1	1,888,969	5.42	12/25/2036	1,448,894
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 2A2	10,001,125	5.56	12/25/2036	8,214,354
WaMu Mortgage Pass-Through Certificates, Series 2006-AR18, Class 2A3	13,847,867	5.38	1/25/2037	10,694,472
WaMu Mortgage Pass-Through Certificates, Series 2006-AR4, Class 1A1B	25,692,723	1.27	5/25/2046	16,093,767
WaMu Mortgage Pass-Through Certificates, Series 2006-AR5, Class A12A	1,118,300	1.31	6/25/2046	848,008
WaMu Mortgage Pass-Through Certificates, Series 2006-AR5, Class A1A	31,401,432	1.32	6/25/2046	22,909,606
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 1A	17,041,723	1.31	7/25/2046	10,941,400
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A	3,217,899	1.31	7/25/2046	2,073,724
WaMu Mortgage Pass-Through Certificates, Series 2006-AR8, Class 1A3	4,100,000	5.72	8/25/2046	2,990,790
WaMu Mortgage Pass-Through Certificates, Series 2006-AR8, Class 3A2	4,015,000	5.94	8/25/2036	3,327,162
WaMu Mortgage Pass-Through Certificates, Series 2006-AR9, Class 1A	7,377,068	1.33	8/25/2046	4,832,496
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 1A1	5,123,824	5.49	2/25/2037	3,736,436
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 4A1	3,901,615	5.00	2/25/2037	3,061,847
WaMu Mortgage Pass-Through Certificates, Series 2007-HY3, Class 1A1	3,662,797	5.39	3/25/2037	2,695,192
WaMu Mortgage Pass-Through Certificates, Series 2007-HY3, Class 3A3	8,886,133	5.74	3/25/2037	7,579,027
WaMu Mortgage Pass-Through Certificates, Series 2007-HY3, Class 4A1	6,074,892	4.94	3/25/2037	5,270,333
WaMu Mortgage Pass-Through Certificates, Series 2007-HY4, Class 4A1	3,581,494	5.36	9/25/2036	2,884,578
WaMu Mortgage Pass-Through Certificates, Series 2007-HY5, Class 3A1	21,016,180	5.74	5/25/2037	19,032,253

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

Investments	Par	Interest Rate (%)		Maturity Date	Fair Value
Residential Mortgage-Backed Securities (continued)
United States (continued)
WaMu Mortgage Pass-Through Certificates, Series 2007-HY6, Class 1A1	$41,181,787	5.41		6/25/2037	$30,735,696
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 1A1	4,465,060	3.48		7/25/2037	3,221,009
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 2A3	411,540	5.63		7/25/2037	265,759
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 3A1	15,687,269	5.68		7/25/2037	12,399,076
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 4A2	14,604,543	5.74		7/25/2037	12,015,158
WaMu Mortgage Pass-Through Certificates, Series 2007-OA1, Class A1A	2,002,449	1.03		2/25/2047	1,224,193
WaMu Mortgage Pass-Through Certificates, Series 2007-OA2, Class 1A	11,414,793	1.03		3/25/2047	7,027,221
WaMu Mortgage Pass-Through Certificates, Series 2007-OA2, Class 2A	22,913,949	2.90		3/25/2047	13,747,888
WaMu Mortgage Pass-Through Certificates, Series 2007-OA3, Class 2A	17,801,113	1.10		4/25/2047	10,920,288
WaMu Mortgage Pass-Through Certificates, Series 2007-OA5, Class 1A	44,872,794	1.08		6/25/2047	29,793,201
WaMu Mortgage Pass-Through Certificates, Series 2007-OA6, Class 1A	50,720,673	1.14		7/25/2047	33,287,824
WaMu Mortgage Pass-Through Certificates, Series 2007-OA6, Class 1A1B	2,152,599	1.14		7/25/2047	704,642
WaMu Mortgage Pass-Through Certificates, Series 2007-OA6, Class 2A	1,139,223	2.90		7/25/2047	721,709
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 4A2	11,305,000	2.89		10/25/2035	9,500,247
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A1	10,251,619	5.40		7/25/2036	8,220,907
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A2	4,904,689	5.40		7/25/2036	4,125,412
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A4	8,262,103	5.40		7/25/2036	6,467,954
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A6	5,844,820	5.40		7/25/2036	4,677,388
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR11, Class A6	16,331,000	5.25		8/25/2036	14,320,670
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A1	801,832	5.65		4/25/2036	734,841
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR7, Class 2A5	902,580	5.51		5/25/2036	733,350
Wells Fargo Mortgage Backed Securities Trust, Series 2007-8, Class 1A14	9,823,245	38.22		7/25/2037	15,074,181
Wells Fargo Mortgage Backed Securities Trust, Series 2007-8, Class 2A6	3,757,066	6.00	*	7/25/2037	3,231,648

Total Residential Mortgage-Backed Securities (Amortized Cost $2,502,250,732)					2,619,661,829

Total U.S. Mortgage-Backed Securities (Amortized Cost $2,516,099,000)					2,633,919,501

Total Investments (Amortized Cost $2,516,099,000)					$2,633,919,501

Percentages are based on Partners Capital as of December 31, 2010

*	This represents fixed interest rates as of December 31, 2010. All others are variable and floating rates as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

Investments	Par	Coupon Rate (%)		Maturity Date	Fair Value
Mortgage-Backed Securities -159.59%
Residential Mortgage-Backed Securities
United States -159.59%
Adjustable Rate Mortgage Trust, Series 2005-10, Class 3A31	$17,373,000	5.40	*	1/25/2036	$12,316,736
Adjustable Rate Mortgage Trust, Series 2005-3, Class 7A1	1,190,579	4.69		7/25/2035	851,726
Banc of America Funding Corp, Series 2007-C, Class 5A1	4,025,109	5.28		5/20/2036	2,706,495
Banc of America Mortgage Securities Inc, Series 2005-H, Class 2 Al	833,651	4.79		9/25/2035	675,088
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 4A	536,098	4.91		7/25/2034	489,015
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-10, Class A3	200,000	4.51		10/25/2035	152,850
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 24A1	983,615	5.75		2/25/2036	725,770
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class 1Al	2,008,935	3.75		10/25/2036	1,143,020
Bear Stearns Alt-A Trust, Series 2005-1, Class Al	2,458,798	0.51		1/25/2035	1,763,588
CC Mortgage Funding Corp, Series 2004-3A, Class A2	283,335	0.53		8/25/2035	170,911
CC Mortgage Funding Corp, Series 2005-1A, Class A2	426,763	0.43		1/25/2036	253,284
CC Mortgage Funding Corp, Series 2005-2A, Class A2	1,031,268	0.46		5/25/2036	565,813
CC Mortgage Funding Corp, Series 2005-3A, Class A2	3,218,790	0.46		7/25/2036	1,833,233
CC Mortgage Funding Corp, Series 2006-1A, Class A2	156,112	0.43		12/25/2046	72,608
CC Mortgage Funding Corp, Series 2006-2A, Class Al	5,201,849	0.36		4/25/2047	2,286,041
Chase Mortgage Finance Corp, Series 2007-S1, Class A4	2,936,361	0.84		2/25/2037	1,935,844
Citigroup Mortgage Loan Trust Inc, Series 2005-11, Class A3	856,693	4.90		12/25/2035	646,065
Citigroup Mortgage Loan Trust Inc, Series 2006-AR3, Class 2A2A	20,808,027	3.13		6/25/2036	10,986,669
Citigroup Mortgage Loan Trust Inc, Series 2007-AR4, Class 2A1A	546,311	4.97		3/25/2037	326,765
Citigroup Mortgage Loan Trust Inc, Series 2007-SHL1, Class A	942,131	0.63		11/25/2046	447,327
Countrywide Alternative Loan Trust, Series 2004-6CB, Class A	1,362,084	0.52		5/25/2034	1,034,336
Countrywide Alternative Loan Trust, Series 2005-20CB, Class 4A1	4,394,033	5.25	*	7/25/2020	3,961,220
Countrywide Alternative Loan Trust, Series 2005-36, Class 3Al	1,220,283	4.85		8/25/2035	784,306
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1	6,449,638	3.79		9/20/2034	4,777,223
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-9, Class 2A1	401,077	0.45		5/25/2035	235,440
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R1, Class 1AF1	273,685	0.59		3/25/2035	213,698
Credit Suisse First Boston Mortgage Securities Corp, Series 2004-AR7, Class 2A1	584,918	3.92		11/25/2034	494,382
Greenpoint Mortgage Funding Trust, Series 2006-AR3, Class 4A1	8,333,699	0.44		4/25/2036	4,533,338
Greenpoint Mortgage Funding Trust, Series 2007-AR1, Class 1AlA	350,843	0.31		2/25/2047	271,282
Greenpoint Mortgage Funding Trust, Series 2007-AR2, Class 1Al	282,601	0.36		4/25/2047	201,571
GSAA Trust, Series 2007-6, Class A4	800,000	0.53		5/25/2047	432,906
GSAMP Trust, Series 2006-SEA1, Class A	504,620	0.53		5/25/2036	382,300
GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1 A3	80,599	8.00	*	1/25/2035	74,302
GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF	1,112,803	0.58		9/25/2035	825,049
GSMPS Mortgage Loan Trust, Series 2006-RP1, Class 1A2	1,024,437	7.50	*	1/25/2036	895,930
GSMPS Mortgage Loan Trust, Series 2006-RP1, Class 1A4	432,782	8.50	*	1/25/2036	347,112
GSR Mortgage Loan Trust, Series 2005-6F, Class 2A1	6,433,340	0.53		7/25/2035	4,736,438
GSR Mortgage Loan Trust, Series 2005-AR3, Class 4A1	15,325,630	3.98		5/25/2035	11,255,097
GSR Mortgage Loan Trust, Series 2005-AR4, Class 3A5	2,000,000	4.77	*	7/25/2035	1,227,827
Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1A	1,198,039	3.64		1/19/2035	746,868
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A3	1,458,242	0.61		1/19/2035	695,427
JP Morgan Alternative Loan Trust, Series 2006-A4, Class A7	32,310,000	6.30	*	9/25/2036	15,153,012
JP Morgan Mortgage Trust, Series 2004-A3, Class SF3	1,269,199	4.58		6/25/2034	1,213,945
JP Morgan Mortgage Trust, Series 2005-A6, Class 2A4	4,000,000	4.97		8/25/2035	2,948,178
JP Morgan Mortgage Trust, Series 2005-A8, Class 2A3	1,200,000	4.95		11/25/2035	866,069
JP Morgan Mortgage Trust, Series 2007-A4, Class 2A3	8,600,000	5.86		6/25/2037	6,044,479

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS (continued)

DECEMBER 31, 2009

(in U.S. Dollars)

Investments	Par	Coupon Rate (%)		Maturity Date	Fair Value
Residential Mortgage-Backed Securities - (continued)
United States - (continued)
Lehman XS Trust, Series 2005-5N, Class 1Al	$458,786	0.53		11/25/2035	$288,395
Lehman XS Trust, Series 2006-4N, Class A1D1	31,519,791	0.56		4/25/2046	4,842,562
Mastr Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7	5,100,000	3.10		11/21/2034	4,138,523
Mastr Reperforming Loan Trust, Series 2006-2, Class 1Al	356,121	5.82		5/25/2036	313,053
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1, Class 2A1	808,017	1.73		10/25/2037	490,675
Merrill Lynch Mortgage Investors Inc, Series 2005-A10, Class A	1,088,984	0.44		2/25/2036	746,002
Merrill Lynch Mortgage Investors Inc, Series 2005-A5, Class A3	12,800,000	4.44	*	6/25/2035	9,510,232
Morgan Stanley Mortgage Loan Trust, Series 2005-5 AR, Class 4A1	1,925,532	5.50		9/25/2035	1,353,820
Nomura Asset Acceptance Corp, Series 2004-R1, Class Al	277,031	6.50	*	3/25/2034	266,210
Nomura Asset Acceptance Corp, Series 2004-R2, Class Al	344,447	6.50	*	10/25/2034	320,444
Residential Accredit Loans Inc, Series 2006-QS8, Class A2	910,000	6.00	*	8/25/2036	504,492
Residential Asset Mortgage Products Inc, Series 2004-SL2, Class A4	1,277,025	8.50	*	10/25/2031	1,211,577
Residential Asset Mortgage Products Inc, Series 2004-SL3, Class A3	1,116,635	7.50	*	12/25/2031	1,045,726
Residential Asset Mortgage Products Inc, Series 2004-SL3, Class A4	1,527,933	8.50	*	12/25/2031	1,298,743
Residential Asset Mortgage Products Inc, Series 2004-SL4, Class A5	1,116,184	7.50	*	7/25/2032	1,057,584
Residential Asset Mortgage Products Inc, Series 2005-SL1, Class A7	509,870	8.00	*	5/25/2032	463,345
Residential Funding Mortgage Securities I, Series 2005-SA5, Class 1A	797,999	3.81		11/25/2035	589,134
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 6A	834,124	3.22		9/25/2034	707,740
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 5A	2,387,909	5.50	*	12/25/2034	2,102,644
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1	305,674	5.48		6/25/2035	191,638
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-15, Class 1Al	2,357,172	5.06		7/25/2035	1,859,560
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-15, Class 2A1	524,661	5.22		7/25/2035	418,504
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 2A1	221,426	0.53		10/25/2035	136,764
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 5Al	8,380,456	5.86		5/25/2036	6,149,873
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6A	15,146,851	5.91		5/25/2036	10,614,115
Structured Asset Securities Corp, Series 2005-16, Class 1A2	16,000,000	5.50	*	9/25/2035	13,527,834
Structured Asset Securities Corp, Series 2005-1XS, Class 1A4B	1,900,000	5.25	*	3/25/2035	1,106,770
WaMu Mortgage Pass Through Certificates, Series 2005-AR10, Class 1A3	840,000	4.82		9/25/2035	569,511
WaMu Mortgage Pass Through Certificates, Series 2006-AR10, Class 1A1	5,891,195	5.92		9/25/2036	4,468,494
WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 1A	4,844,942	1.50		9/25/2046	2,615,287
WaMu Mortgage Pass Through Certificates, Series 2006-AR12, Class 2A3	1,574,444	5.72		10/25/2036	1,189,921
WaMu Mortgage Pass Through Certificates, Series 2006-AR13, Class 1A	644,434	1.42		10/25/2046	347,254
WaMu Mortgage Pass Through Certificates, Series 2006-AR14, Class 1A3	15,500,000	5.61		11/25/2036	10,597,073
WaMu Mortgage Pass Through Certificates, Series 2006-AR14, Class 2A3	1,700,000	5.75		11/25/2036	1,170,195
WaMu Mortgage Pass Through Certificates, Series 2006-AR5, Class A12A	1,236,162	1.61		6/25/2046	801,458
WaMu Mortgage Pass Through Certificates, Series 2006-AR6, Class 2A3	870,000	5.94		8/25/2036	571,717
WaMu Mortgage Pass Through Certificates, Series 2006-AR8, Class 1A3	4,100,000	5.84		8/25/2046	2,473,596
WaMu Mortgage Pass Through Certificates, Series 2006-AR9, Class 1A	5,354,092	1.54		8/25/2046	2,953,677
WaMu Mortgage Pass Through Certificates, Series 2007-HY1, Class 1Al	5,892,392	5.67		2/25/2037	3,749,455
WaMu Mortgage Pass Through Certificates, Series 2007-HY4, Class 4A1	3,391,358	5.51		9/25/2036	2,392,564
WaMu Mortgage Pass Through Certificates, Series 2007-HY5, Class 3Al	24,379,882	5.80		5/25/2037	19,904,028
WaMu Mortgage Pass Through Certificates, Series 2007-HY7, Class 1Al	1,145,415	5.67		7/25/2037	764,509
WaMu Mortgage Pass Through Certificates, Series 2007-HY7, Class 2A3	430,000	5.79		7/25/2037	264,427

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS (continued)

DECEMBER 31, 2009

(in U.S. Dollars)

Investments	Par	Coupon Rate (%)	Maturity Date	Fair Value
Residential Mortgage-Backed Securities - (continued)
United States - (continued)
WaMu Mortgage Pass Through Certificates, Series 2007-HY7, Class 3A1	$4,108,086	5.82	07/25/2037	$2,571,956
WaMu Mortgage Pass Through Certificates, Series 2007-HY7, Class 4A2	16,926,450	5.84	07/25/2037	12,957,844
WaMu Mortgage Pass Through Certificates, Series 2007-OA1, Class A1A	2,201,123	1.33	02/25/2047	1,190,956
WaMu Mortgage Pass Through Certificates, Series 2007-OA2, Class 1A	3,618,296	1.33	03/25/2047	1,959,997
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A6	2,318,423	5.59	07/25/2036	1,771,685
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR11, Class A6	5,000,000	5.51	08/25/2036	3,835,774
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A1	960,959	5.78	04/25/2036	810,184

Total Residential Mortgage-Backed Securities (Amortized Cost $245,840,111)				249,888,104

Total U.S. Mortgage-Backed Securities (Amortized Cost $245,840,111)				249,888,104

Total Investments (Amortized Cost $245,840,111)				$249,888,104

*	This represents fixed interest rates as of December 31, 2009. All others are floating rates as of December 31, 2009.

Percentages are based on Partners’ Capital as of December 31, 2009

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

STATEMENTS OF ASSETS, LIABILITIES AND PARTNERS’ CAPITAL

DECEMBER 31, 2010 AND 2009

(in U.S. Dollars)

	December 31, 2010	December 31, 2009
ASSETS
Investments, at fair value (amortized cost $2,516,099,000 and $245,840,111 respectively)	$2,633,919,501	$249,888,104
Cash and cash equivalents	111,679,057	64,879,956
Debt issuance costs (net of amortization of $1,538,038 and $200,168 respectively)	5,503,676	6,666,750
Interest receivable	8,427,671	1,308,673

Total assets	$2,759,529,905	$322,743,483

LIABILITIES AND PARTNERS’ CAPITAL
LIABILITIES
Loan payable	$1,241,000,000	$150,000,000
UST Warrant payable, at fair value	7,182,813	6,866,918
Interest payable	782,022	36,041
Management fees payable	310,289	157,788
Professional fees payable	123,800	73,550
Administration fees payable	117,561	79,167
Payable for investments purchased	—	9,114,452
Distributions payable	404	—
Other accrued expenses	197,229	32,018

Total liabilities	1,249,714,118	166,359,934

PARTNERS’ CAPITAL
General Partner	7,556	783
Limited Partners	1,509,808,231	156,382,766

Total partners’ capital	1,509,815,787	156,383,549

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$2,759,529,905	$322,743,483

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010 AND THE PERIOD FROM NOVEMBER 5, 2009

(COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2009

(in U.S. Dollars)

	For the Year Ended December 31, 2010	For the Period November 5, 2009 to December 31, 2009
INVESTMENT INCOME:
Interest income	$235,349,840	$1,347,684

EXPENSES:
Interest expense (including amortization of debt issuance costs of $1,337,870 and $200,168 respectively)	13,677,383	230,163
Management fees	1,194,010	157,788
Professional fees	126,247	73,550
Administration fees	434,354	79,167
Other expenses	356,725	32,018

Total expenses	15,788,719	572,686

Net investment income	219,561,121	774,998

NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS):
Net realized gain on investments	10,405,547	—
Net change in unrealized gain on investments	113,772,508	4,047,993
Net change in unrealized loss on UST Warrant	(141,100)	—

Total net realized and change in unrealized gain	124,036,955	4,047,993

NET INCREASE IN PARTNERS’ CAPITAL RESULTING FROM OPERATIONS	$343,598,076	$4,822,991

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

FOR THE YEAR ENDED DECEMBER 31, 2010 AND THE PERIOD FROM NOVEMBER 5, 2009

(COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2009

(in U.S. Dollars)

		Limited Partners
	General Partner	US Department of the Treasury	RLJ Western Asset Public/Private Collector Fund, L.P.	RLJ Western Asset Public/Private Affiliates	Total
PARTNERS’ CAPITAL, AT JANUARY 1, 2010	$783	$78,212,573	$78,170,193	$—	$156,383,549
Contributions	5,448	544,798,357	533,178,700	11,619,658	1,089,602,163
Transfer (See Note 4)	—	—	(73,866,584)	73,866,584	—
Distributions:
Return of capital (See Note 4)	(405)	(39,381,742)	(35,885,902)	(4,499,952)	(79,768,001)
Allocation of net increase in Partners’ Capital resulting from operations:
Net investment income	1,109	109,870,633	98,414,520	11,274,859	219,561,121
Net realized and change in unrealized gain on investments	621	62,088,717	60,067,792	1,879,825	124,036,955

PARTNERS’ CAPITAL, AT DECEMBER 31, 2010	$7,556	$755,588,538	$660,078,719	$94,140,974	$1,509,815,787

Remaining uncalled capital commitments, end of year	$—	$—	$—	$—	$—

		Limited Partners
	General Partner	US Department of the Treasury	RLJ Western Asset Public/ Private Collector Fund, L.P.	Total
PARTNERS’ CAPITAL, AT NOVEMBER 5, 2009	$—	$—	$—	$—
Contributions	758	75,779,900	75,779,900	151,560,558
Allocation of net increase in Partners’ Capital resulting from operations:
Net investment income	5	408,686	366,307	774,998
Net change in unrealized gain on investments	20	2,023,987	2,023,986	4,047,993

PARTNERS’ CAPITAL, AT DECEMBER 31, 2009	$783	$78,212,573	$78,170,193	$156,383,549

Remaining uncalled capital commitments, end of period	$4,294	$429,419,434	$429,419,434	$858,843,162

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2010 AND THE PERIOD FROM NOVEMBER 5, 2009

(COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,2009

(in U.S. Dollars)

	For the Year Ended December 31, 2010	For the Period November 5, 2009 to December 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in Partners’ Capital resulting from operations	$343,598,076	$4,822,991
Adjustments to reconcile net increase in Partners’ Capital resulting from operations to net cash used in operating activities:
Purchase of investments in securities	(2,646,024,914)	(245,821,496)
Proceeds from disposition of investments	516,534,525	558,540
Net realized gain on investments	(10,405,547)	—
Net change in unrealized gain on investments	(113,772,508)	(4,047,993)
Net change in unrealized loss on UST Warrant	141,100	—
Amortization of discount, net	(142,150,846)	(577,155)
Accretion of interest only securities	11,787,892	—
Amortization of debt issuance costs	1,337,870	200,168
Increase in interest receivable	(7,118,998)	(1,308,673)
Increase in interest payable	745,981	36,041
Increase in management fees payable	152,501	157,788
Increase in professional fees payable	50,250	73,550
Increase (decrease) in payable for investments purchased	(9,114,452)	9,114,452
Increase in administration fees payable	38,394	79,167
Increase in other accrued expenses	165,211	32,018

Net cash used in operating activities	(2,054,035,465)	(236,680,602)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loan	1,091,000,000	150,000,000
Contributions	1,089,602,163	151,560,558
Distributions net of payable	(79,767,597)	—

Net cash provided by financing activities	2,100,834,566	301,560,558

Net change in cash and cash equivalents	46,799,101	64,879,956
CASH AND CASH EQUIVALENTS:
Beginning of year/period	64,879,956	—

End of year/period	$111,679,057	$64,879,956

SUPPLEMENTAL DISCLOSURE OF NON CASH TRANSACTION:
Debt issuance costs associated with the UST Warrant (See Note 5)	$174,795	$6,866,918

Cash paid during the year for interest	$11,593,532	—

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

(in U.S. Dollars)

1.	ORGANIZATION

RLJ Western Asset Public/Private Master Fund, L.P. (the “Master Fund”), a Delaware limited partnership, was formed on September 25, 2009 pursuant to the Amended and Restated Limited Partnership Agreement (“Master Fund Agreement”) and commenced operations on November 5, 2009 (the “Initial Closing Date”). The general partner of the Master Fund is RLJ Western Asset Management LLC, a Delaware limited liability company (the “General Partner”). The investors in the Master Fund include the General Partner, RLJ Western Asset Public/Private Collector Fund, L.P., a Delaware limited partnership (the “Collector Fund”), RLJ Western Asset Public/Private Affiliates (the “Affililated Investors”) and the US Department of the Treasury (the “UST”), under a master-feeder structure. The investors in the Collector Fund are RLJ Western Asset Public/Private Fund, L.P. (“Onshore Feeder”), RLJ Western Asset Public/Private Cayman Fund, L.P. (“Cayman Feeder”), and Western Asset Mortgage Defined Opportunity Fund Inc. (“DMO”).

The Master Fund was formed in connection with the Public-Private Investment Program (“PPIP”), as mandated by the United States Emergency Economic Stabilization Act of 2008, which seeks to enable credit to flow freely and improve the balance sheets of financial institutions by creating funds to purchase troubled assets from these entities. The UST will match the aggregate private investors’ capital commitments of up to a maximum amount of $1.25 billion. In addition, the UST will provide a senior secured multiple-draw term loan facility (the “UST Credit Facility”) of up to $2.5 billion. At December 31, 2010, the Collector Fund has raised private investors’ capital commitments through the Feeders, of approximately $0.54 billion and the Affiliated Investors have commited approximately $0.08 billion. Therefore total capital commitments (including UST matching of $0.62 billion) in the Master Fund is expected to be $1.24 billion. See Note 3 for further details.

The Master Fund’s investment objective is to seek to generate attractive returns through long-term opportunistic investments in commercial mortgage backed securities and non-agency residential mortgage backed securities issued prior to 2009 that were originally rated AAA or an equivalent rating by two or more nationally recognized statistical rating organizations without ratings enhancement and that are secured directly by the actual mortgage loans, leases or other assets and not other securities (collectively, “Eligible Assets”). Per the Master Fund Agreement, at least 90% of the assets underlying any Eligible Asset will be domiciled in the United States, and will be purchased solely from financial institutions from which the Secretary of the UST may purchase assets. The Master Fund will also be permitted to make temporary investments in the UST securities and certain money market mutual funds that own only instruments that are unconditionally guaranteed by the United States government. The Master Fund will not, without the written consent of the UST, invest an amount (excluding leverage) in excess of 5% of the Master Fund’s aggregate capital commitments in any particular issuance of Eligible Assets.

The Master Fund’s investment manager is Western Asset Management Company (the “Investment Manager”), a wholly-owned subsidiary of Legg Mason, Inc.

The term of the Master Fund will continue until the dissolution date of November 5, 2017, which is the eighth anniversary of the Initial Closing Date, unless the Master Fund is dissolved sooner in accordance with the terms of the Master Fund Agreement. However, the General Partner with written consent of the UST, may extend the term of the Master Fund for up to two consecutive one-year periods.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements of the Master Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), as expressed in U.S. Dollars

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Recently Issued Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance under Accounting Standards Codification (“ASC”) 820 (Fair Value Measurements and Disclosures) for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Effective January 1, 2010, the Master Fund has adopted the amended guidance and the Investment Manager is monitoring the impact on the financial statements.

Investment Valuation

The Master Fund values investments, including any short-term investments and derivatives, on the basis of current market quotations provided by a pricing service or by a broker/dealer experienced in such matters. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, market transactions in comparable investments and various relationships between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

If recent quotations are not readily available for any security or if the General Partner and the Investment Manager (together “Management”) determines, in its reasonable discretion, that available estimated quotations do not fairly represent the fair value of such security, such security is valued at its fair value employing methods determined in good faith by Management. The value assigned to these securities is based upon available information including, but not limited to, original and subsequent transaction prices, third-party transactions, and subsequent rounds of financing and may also be adjusted to reflect liquidity and/or transferability restrictions. Such values may not necessarily represent the amount which may ultimately be realized upon sale. Due to the inherent uncertainty of the valuation, the estimated fair value may differ from the value of the securities had a ready market existed, and the difference could be material.

Fair Value Measurement

The Master Fund has adopted FASB ASC 820. In accordance with ASC 820, fair value is defined as the price the Master Fund would receive to sell an asset or pay for a liability in an orderly transaction between the market participants at the reporting date. ASC 820 also establishes a three-level hierarchy for presenting

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

valuations, based on the transparency of inputs into valuation techniques used to measure fair valuation. Inputs may be observable or unobservable, and refer broadly to the assumptions that a market participant would consider significant to value an asset or liability. The determination of “observable” requires judgment. In general, the Master Fund considers observable inputs to be data which is readily available, regularly updated, reliable, transacted at arms-length, and verifiable. Unobservable inputs may be used when observable inputs are not readily available, current or transacted at arms-length. In this situation, the Master Fund may use one or more valuation techniques (e.g. market or income approach), using the best available information as of the reporting date, along with the Master Fund’s own assumptions of market participant behavior.

Within level 3, the use of a market approach generally involves using inputs that are based on available market transactions or information derived from transaction in comparable securities. The income approach is generally based on expected cash flows or earnings. Under both approaches, adjustments may be applied to reflect various risks (e.g. liquidity, financial health of the investment issuer, quality of the information available for fair value measurement).

Assets and liabilities are classified into one of the following levels, based on the lowest level of input that is significant to the fair value measurement:

Level 1 - Quoted prices available in active markets for identical investments. In general, this level includes equities and derivatives regularly traded on major exchanges. As required by ASC 820, the Master Fund does not adjust quoted prices for these investments, even when the Master Fund holds a sizable position and a block sale could impact the quoted market price.

Level 2 - Quoted prices in active markets for similar investments; quoted prices for identical investments in markets that are inactive; prices based on observable inputs other than an unadjusted quoted price; and prices based on market-corroborated inputs. This level generally includes most fixed income securities and OTC derivative instruments; fund investments without significant restrictions; securities valued in good faith by the Master Fund using observable inputs; and dealer priced securities which can be reasonably verified through an alternative source.

Level 3 - Prices based on significant unobservable inputs, which may include dealer priced securities that cannot be reasonably verified through an alternative source; fund investments with significant restrictions; The fair value of the UST warrant is developed internally using an income approach. Significant inputs used include discount rate, return on net assets and timing of capital calls. In these situations, it is possible that a different valuation model could produce materially different fair value measurements. In some cases, a fair value measurement may require the use of multiple inputs, for which the Master Fund must exercise judgment to determine relative significance for placement in the hierarchy. The categorization of a financial instrument within the hierarchy is based on price transparency and does not necessarily correspond to the Master Fund’s perceived risk of the instrument.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

The following tables summarize the valuation of the Master Fund’s financial instruments by the above pricing observability levels as of December 31, 2010 and December 31, 2009 respectively.

	Assets and Liability at Fair Value as of December 31, 2010
	Level 1	Level 2	Level 3	Total
Assets
Mortgage-backed securities	$—	$2,633,919,501	$—	$2,633,919,501
Cash equivalents	111,470,031	—	—	111,470,031

Total assets	$111,470,031	$2,633,919,501	$—	$2,745,389,532

Liability
UST Warrant payable	$—	$—	$7,182,813	$—

	Assets and Liability at Fair Value as of December 31, 2009
	Level 1	Level 2	Level 3	Total
Assets
Mortgage-backed securities	$—	$249,888,104	$—	$249,888,104
Cash equivalents	64,264,078	—	—	64,264,078

Total assets	$64,264,078	$249,888,104	$—	$314,152,181

Liability
UST Warrant payable	$—	$—	$6,866,918	$6,866,918

The amount of the total gains for the year ended December 31, 2010 that are attributable to the change in unrealized gains relating to the Level 3 liability still held as of December 31, 2010 is $141,100 which is reflected in net change in unrealized depreciation on UST Warrant payable on the Statements of Operations. No change in fair value of the UST Warrant payable was recognized for the period ended December 31, 2009.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

The following tables provide reconciliations of the liability in which unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2010 and the period ended December 31, 2009:

UST Warrant payable
Balance as of January 1, 2010	$6,866,918
Net acquistions	174,795
Net unrealized appreciation (depreciation)	141,100
Net transfers in and /or out of Level 3	—

Balance as of December 31, 2010	$7,182,813

UST Warrant payable
Balance as of November 5, 2009	$—
Net acquistions	6,866,918
Net unrealized appreciation (depreciation)	—
Net transfers in and /or out of Level 3	—

Balance as of December 31, 2009	$6,866,918

There were no significant transfers in or out of Level 1, Level 2, or Level 3 during the year ended December 31, 2010 and the period ended December 31, 2009.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on their trade date. Realized gains and losses on investment transactions are reported on the basis of first-in and first-out method. Interest income and expenses are recorded on the accrual basis and include accretion of discount and amortization of premium over the life of the respective security using the effective interest method. Gains and losses realized on repayment of principal on Eligible Assets are reported as interest income in the accompanying Statements of Operations.

Mortgage-Backed Securities

Mortgage-Backed Securities (“MBS”) include CMBS and RMBS. These are securities whose payments depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from secured commercial or residential mortgage loans made to borrowers. Such loans are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by commercial or residential real estate, the proceeds of which are used to purchase and or to construct commercial or residential real estate. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Master Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgage-related securities are supported by some form of government or private guarantee and/ or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

Income Taxes

The Master Fund is required to record a liability for an estimated contingent expense if the information available indicates that it is probable that there is a tax liability incurred at the date of the financial statements, and the amount of the tax liability can be reasonably estimated.

No income tax liability for uncertain tax positions has been recognized in the accompanying financial statements. The Master Fund is subject to examination by U.S. Federal and State tax authorities for tax returns filed since the inception of the fund. Each partner is individually responsible for reporting income or loss, to the extent required by the federal and state income tax laws and regulations, based upon its respective share.

Cash and Cash Equivalents

The Master Fund maintains cash in a bank deposit account that, at times, may exceed U.S. federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

The Master Fund considers investments in money market funds and short-term highly liquid investments with maturities of three months or less (when acquired) to be cash equivalents. Cash equivalents were carried at amortized cost. As of December 31, 2010 and December 31, 2009, the Master Fund had money market fund and short-term highly liquid investments of $111,470,031 and $64,264,078 respectively.

Organizational Costs

All costs and expenses relating to the formation and offering of the Master Fund and the UST Credit Facility, including legal fees, offering expenses and accounting fees are borne by the Collector Fund.

3.	LOAN AGREEMENT

The Master Fund entered into a loan agreement dated November 5, 2009, as a borrower, with the UST, as the lender (“Lender”), The Bank of New York Mellon, as the Administrative and Collateral Agent (the “Loan Agreement”) under the UST Credit Facility as a result of the Master Fund’s participation in the PPIP. The loans borrowed from the UST Credit Facility are used to finance the purchase of the Eligible Assets. The loans will be due and payable on the earliest of (i) ten years from the Initial Closing Date of the Master Fund, (ii) the date of expiration, termination or dissolution of the Master Fund, and (iii) such earlier time as the obligations of the Master Fund and the Loan Agreement and the other credit documentation with respect to the UST Credit Facility have been accelerated. The Master Fund incurs interest on the aggregate principal amount of loans, as of any date of determination, at a rate per annum equal to LIBOR plus the Applicable Margin as defined in the Loan Agreement. The interest rate was 1.26% and 1.23% on December 31, 2010 December 31, 2009 respectively. The non-recourse provision of the UST loans allows the Master Fund to satisfy loan obligations with Eligible Assets, subject to certain conditions, even if the value of the Eligible Assets falls below the outstanding amount of the loan. The Master Fund could repay the UST loans prior to the maturity dates without penalty. Principal and interest due on the loans will be paid with the proceeds of principal paydowns and interest received from the Eligible Assets. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Assets fall short of amounts due to the UST.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

The Master Fund is subject to repayment priorities as defined in the Loan Agreement and summarized below assuming the Master Fund does not default, as applicable:

(1)	administrative expenses, excluding certain tax expenses of the Master Fund;

(2)	interest due on permitted interest rate hedges;

(3)	current period loan interest due to Lender;

(4)	amounts to the interest reserve account if the total deposit in the interest reserve account is less than the required interest reserve amount;

(5)	loan paydown amounts required when the fair value of Eligible Assets is less than the aggregate principal loans balance as of the date;

(6)	interest due on permitted interest rate hedges if not paid in accordance with step (2) above;

(7)	optional prepayments to the Lender during the investment period, which is three years (“Investment Period”) or investments in temporary assets in accordance with Section 2.06(a) of the Loan Agreement;

(8)	remaining amounts to Partners after steps (1) through (7) of up to: the lesser of consolidated net interest income for the preceding twelve months or 8% on the funded capital commitments;

(9)	optional prepayment up to the scheduled prepayment percentage or the outstanding loan balance; and

(10)	any final prepayment to the Lender after satisfying steps (1) through (9).

The fair value of the UST loans, which qualify as financial instruments under ASC 825-10 (formerly FAS 107 Disclosures About Fair Value of Financial Instruments), approximates the carrying amounts presented in the accompanying Statements of Assets, Liabilities and Partners’ Capital as of December 31, 2010 and December 31, 2009.

As of December 31, 2010, investments and cash equivalents of $2,745,598,558, which includes $2,633,919,501 of Eligible Assets and $111,679,057 of cash equivalents, were collateralized by the Master Fund for borrowings from the UST Credit Facility.

As of December 31, 2009, investments and cash equivalents of $314,768,060, which includes $249,888,104 of Eligible Assets and $64,879,956 of cash equivalents, were collateralized by the Master Fund for borrowings from the UST Credit Facility.

The Master Fund made a Full Turn Election (“Full Turn Election”), which occurs when the Master Fund borrows from the UST up to 100% of the aggregate amounts of drawn Master Fund capital commitments. In consideration of the borrowing, the Master Fund issued a warrant to the UST (“UST Warrant”) as evidenced by the issuance of a contingent promissory note. See Note 5 for further details on the UST Warrant.

The Master Fund is subject to certain financial covenants such as the asset coverage test pursuant to the Loan Agreement. The Master Fund is required to maintain a minimum asset coverage ratio of 150% (as required for the Full Turn Election), which would require total assets (adjusted as appropriate) to be at least 150% of UST loan (including interest payable). As of December 31, 2010 and December 31, 2009, the Master Fund is in compliance with this covenant.

The Master Fund’s participation in the PPIP has certain risk factors as further described in Note 7.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

4.	PARTNERS’ CAPITAL

Capital Commitments and Capital Contributions—Under the terms of the Master Fund Agreement, the General Partner admitted Limited Partners (the “Limited Partners” and collectively with the General Partner, “Partners”) to the Master Fund on November 5, 2009, March 12, 2010 and May 5, 2010. In aggregate, a total of $1,241,162,721 in Partners’ capital commitments was accepted, including commitments of $543,113,872, $620,578,257, $77,464,386 and $6,206 from the Collector Fund, the UST, Affiliated Investors and the General Partner respectively. The second and third closings of the Master Fund occurred on March 12, 2010, and May 5, 2010 respectively; combined subsequent closings increased Partners’ capital commitments by $230,759,001. The General Partner and its affiliates accounted for 6.24% of total capital commitments. As of December 31, 2010, the Master Fund called and received all capital commitments in cash contributions from the Partners. On May 5, 2010, two affiliated Limited Partners transferred their interest in the Collector Fund totaling $73,886,584 directly to the Master Fund.

As of December 31, 2009 in aggregate , a total of $1,010,403,720 in Partners’ capital commitments were accepted, including commitments of $505,199,334, $505,199,334 and $5,052 from the Collector Fund, the UST and the General Partner respectively. The General Partner and its affiliates accounted for 7.72% of total capital commitments. As of December 31, 2009, the Master Fund called and has received $151,560,558 of capital commitments in cash contributions from the Partners. The Master Fund has remaining unfunded capital commitments of $858,843,162 as of December 31, 2009

Capital Allocations - All income, gains, deductions, losses and credits of the Master Fund will generally be allocated among the Partners in a manner consistent with the distribution priorities described below. However the UST is entitled to a special allocation for the warrant percentage, which is described below.

Capital Distributions - Distribution of investment proceeds are initially made to the Partners in proportion to each of their respective percentage interests in such Investment. The Investment Manager has the discretion to retain capital for future investment opportunities during the Investment Period. Each Partner’s (other than the UST’s) share of each distribution of the investment proceeds are to be divided between such Partner on the one hand and the Lender on the other hand as follows:

(1) Return of Capital: First, 100% to such Partner until the cumulative distribution to such Partner of investment proceeds equals such Partner’s capital contributions;

(2) UST Warrant Proceeds Split: Thereafter, 97.5% to such Partner and 2.5% UST warrant to the Lender. Pursuant to the Master Fund Agreement, warrant percentage is contingent upon whether the borrowing is made with a Full Turn Election or Half Turn Election at the initial of closing. The warrant percentage is 2.5% for a Full Turn Election and 1.5% for a Half Turn Election. The Master Fund has made a Full Turn Election, therefore the applicable warrant percentage is 2.5%. An escrow account was established for the deposit of a special allocation representing the warrant amount. The warrant payment is subject to clawback from the UST if it exceeds 2.5% of investment proceeds exceeding cumulative capital contributions to the Master Fund.

(3) Distributions of Temporary Investment Income: Each distribution of temporary investment income shall be divided among all Partners pro rata in proportion to their respective interests in the applicable temporary investments, as reasonably determined by the General Partner.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

For the year ended December 31, 2010, the Partners in the Master Fund received distributions of $79,768,001 which are recallable. However, the General Partner does not intend to recall such amounts.

5.	THE UST WARRANT

As part of the financing arrangement, the Master Fund granted a warrant to the UST equal to a preferential percentage of 2.5% of investment proceeds exceeding cumulative capital contributions to the Master Fund. The applicable warrant payment will be distributed by the Master Fund to the UST following the return of 100% of each Partner’s capital contributions to the Master Fund (see Note 4 Partners’ Capital). The UST Warrant has been accounted for as a freestanding derivative instrument, the current estimated fair value of which is reflected in “UST Warrant payable” on the accompanying Statements of Assets, Liabilities and Partners’ Capital.

The provisions of ASC 815 (Derivatives and Hedging) require enhanced financial statement disclosures that enable investors to understand how and why the Master Fund uses derivatives, how derivatives are accounted for, and how the derivative instruments affect the Master Fund’s results of operations and financial position. The Master Fund does not designate any derivative instruments as hedging instruments under ASC 815.

The related debt issuance costs are amortized into interest expense over the life of the loan, which is expected to be through December 31, 2014. For the year ended December 31, 2010 and the period ended December 31, 2009, amortization of the debt issuance costs of $1,337,870 and $200,168 respectively was included in interest expense as reflected on the Statements of Operations.

6.	MANAGEMENT AGREEMENT

In consideration of the services rendered to the Master Fund by the Investment Manager pursuant to the Master Fund Agreement, the Master Fund pays a management fee to the General Partner with respect to the capital commitment of the UST (the “UST Management Fee”), such fee is payable quarterly in arrears and is equal to 0.20% per annum of the capital commitment of the UST prior to the expiration or termination of the Investment Period and thereafter, 0.20% per annum of the lesser of (A) the UST’s capital commitment to the Master Fund as of the last day of the period to which the UST Management Fee relates and (B) the UST interest value as of the last day of the period to which the UST Management Fee relates. Payment of the UST Management Fee will be charged to the UST and not to the Collector Funds. The Collector Funds pays a separate management fee at the Collector Fund level.

During the year December 31, 2010 and the period December 31, 2009, the Master Fund incurred UST Management Fees of $1,194,010 and $157,788 respectively. As of December 31, 2010 and December 31, 2009 management fees of $310,289 and $157,788 remained payable respectively.

7.	RISK FACTORS

The Master Fund’s investment portfolio is comprised entirely of CMBS and non-agency RMBS subject to various risks as described below:

Credit Risk - Credit-related risk on CMBS and non-agency RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower.

Prepayment Risk - CMBS and non-agency RMBS are susceptible to prepayment risks. Except in the case of certain types of RMBS, the mortgage loans underlying RMBS generally do not contain prepayment penalties and a reduction in market interest rates will increase the likelihood of prepayments on the related RMBS, resulting in a reduction in yield to maturity for most holders of such securities. In the case of certain home equity loan securities and certain types of RMBS, even though the underlying mortgage loans often contain prepayment premiums, such prepayment premiums may not be sufficient to discourage borrowers from prepaying their mortgage loans in the event of a reduction in market interest rates, resulting in a reduction in the yield to maturity for holders of the related RMBS.

Interest Rate Risk - The rate of interest payable on certain CMBS and RMBS may be set or effectively capped at the weighted average net coupon of the underlying mortgage loans themselves, often referred to as an “available funds cap.” As a result of this cap, the return to the holder of such CMBS and RMBS is dependent on the relative timing and rate of delinquencies and prepayments of mortgage loans bearing a higher rate of interest. In general, early prepayments will have a greater negative impact on the yield to the holder of such CMBS and RMBS.

General Market Risk - The market value of any particular CMBS and RMBS asset may be subject to substantial variation. The entire market or particular instruments traded on a market may decline even if earnings or other factors improve as the prices of these instruments are subject to numerous economic, political, psychological and other factors that have little or no correlation to the performance of a particular instrument.

Concentration Risk - To the extent the Master Fund concentrates its investments in CMBS and RMBS, the overall impact on the Master Fund as a result of adverse developments in the CMBS and RMBS market could be considerably greater than if the Master Fund did not concentrate its investments in CMBS and RMBS.

Default Risk - If a Partner defaults on its obligation to make required capital contributions, it may be difficult for the Master Fund to make up the shortfall from other sources. The other investors may be required to make additional contributions to replace such shortfall, thereby reducing the diversification of their investments. Under current economic conditions, it has been reported that certain investors in other investment vehicles have suspended, or have threatened to suspend, making capital contributions due to their own financial condition. Any default by one or more investors (whether in the Master Fund or in any of the Collector Fund or other Feeder) could have a materially adverse effect on the Master Fund, its assets, and the interests of the other investors. In the event that a Partner fails to fund any of its commitment when required, such Partner’s interest in the Fund and its indirect investment in the Master Fund will be substantially reduced and/ or purchased for an amount that will likely be substantially less than its fair value.

Indemnifications - The Master Fund enters into contracts that contain a variety of indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

PPIP Risk - Requests for funding under the PPIP may surpass the amount of funding authorized by the UST, resulting in an early termination of PPIP. In addition, under the terms of the PPIP, the UST has the right to cease funding of committed but undrawn equity capital and debt financing to a specific PPIF in its sole discretion. As a result, the Master Fund may be unable to obtain capital and debt financing from UST, which would have a material adverse effect on the Master Fund’s ability to execute its business strategies.

The PPIP is new and no track record exists to predict whether it will be successful or viable over the life of the Master Fund. The PPIP is further subject to various political pressures and changes, and the UST or the United States government may change, suspend, or terminate the program at any time, which may be detrimental to the Investors.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

8.	FINANCIAL HIGHLIGHTS

The financial highlights are calculated for the year ended December 31, 2010 and the period ended December 31, 2009 and exclude data for the General Partner; calculations of these highlights on an individual limited partner basis may yield results that vary from those stated herein due to the timing of capital transactions and different expense arrangements.

RATIOS TO LIMITED PARTNERS’ CAPITAL

	2010 Ratios(4) (%)	2009 Ratios(4) (%)
UST
Interest expense(1)(2)	1.09	0.19
Other expenses(1)(2)	0.29	3.14

Total expenses (1)(2)	1.38	3.33

Net investment income (1)(2)	19.41	5.12
Collector Fund(5)
Interest expense(1)(2)	1.36	2.44
Other expenses(1)(2)	0.08	1.05

Total expenses (1)(2)	1.44	3.49

Net investment income(1)(2)	19.18	4.16
Affiliated Investors(5)
Interest expense(1)(2)	0.87	0.00
Other expenses(1)(2)	0.09	0.00

Total expenses (1)(2)	0.96	0.00

Net investment income (1)(2)	13.33	0.00
Internal Rate Of Return(3)
UST	34.84	3.30
Collector Fund	34.83	3.23
Affiliated Investors (5)	32.83	0.00

(1)	For the period ended December 31, 2009 ratios were annualized based on November 19, 2009 (Inception), the date the Master Fund made its first capital call.
(2)	The ratios of expenses and net investment income to Limited Partners’ Capital represent the expenses and net investment income for the year/period allocated to each group of Limited Partners.
(3)

The internal rate of return (“IRR”) is presented for each group of Limited Partners and is net of all expenses and profit sharing allocations, if any, to the General Partner. The IRR is computed based on the actual dates of the Limited Partners’ cash flows and the residual value of the Limited Partners’ capital account at December 31, 2010 and December 31, 2009.

(4)

The ratios are based on weighted average partner’s capital which was calculated using the end of the month partners’ capital balance, adjusted for timing of capital transactions except the internal rate of return.

(5)

Affiliated Investors were Limited Partners of the Collector Fund until May 5, 2010 when they transferred directly into the Master Fund. The ratios were calculated from May 6, 2010 to December 31, 2010 the period the Affiliated Investors were directly invested within the Master Fund. The internal rate of return for the Affiliated Investors were calculated as if they were invested directly within the Master Fund since Inception. See not 4 for further details.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2010

(in U.S. Dollars)

9.	SUBSEQUENT EVENTS

The General Partner has evaluated events and transactions that have occurred through April 29, 2011, the date the financial statements were available to be issued and have disclosed such events and transactions below.

During the period from January 1, 2011 through April 29, 2011, the Master Fund made distributions to the Partners in the amount of $32,903,015 net of $620,578 in disbursements for expenses.